August 20, 2007
United States Securities and Exchange Commission
Division of Corporate Finance
Mail Stop 7010
100 F Street, N.E.
Washington, DC 20549-7010
     Attention: Russell Mancuso, Branch Chief

Re:	Lumenis Limited
Amendment No. 2 to Registration Statement on Form 20-F/A
File No. 0-27572
Dear Mr. Mancuso:
This letter sets forth the responses of Lumenis, Ltd. (the “Company”) to the comments of the Staff of the United States Securities and Exchange Commission (the “Staff”) contained in your letter dated July 20, 2007 regarding the Staff’s review of Amendment No. 1 (the “Amendment”) to the Company’s Registration Statement on Form 20-F/A, which was filed on June 29, 2007.
The Company’s responses set forth below correspond to the comments as numbered in the Staff’s letter.
Consolidated Statements of Cash Flows, Page F-5
1.	Please refer to our prior comment 12. Please tell us where your disclosures describe the embedded derivative feature provided to Bank Hapoalim as part of your restructuring. Consider the need to amend your filing to expand your disclosures related to the nature and accounting for the embedded derivative.

We have amended Note 11 on page F-20 to include a description of the embedded derivative feature and to expand our disclosure related to the nature and accounting for the embedded derivative.
Legal Proceedings, page 80
2.	We note your response to comments six through nine. Please advise us whether any of the eye surgery systems, spare parts or products exported to Iran or Syria incorporate any dual use technology or components on the Commerce Control List. Please expand your qualitative analysis to address the extent to which your exports involved dual use items or direct or indirect payments to the government of Syria.

None of the systems, components, spare parts or other products (hereinafter, collectively, “items”) exported to Iran or Syria by Lumenis, Inc. is identified in an Export Control

United States Securities and Exchange Commission

August 20, 2007
Classification Number (“ECCN”) on the Commerce Control List (“CCL”). Nor do any of the items exported to Iran or Syria incorporate technology identified in an ECCN on the CCL. Lumenis, Inc. previously obtained Commodity Classification Automated Tracking System (“CCATS”) determinations from the U.S. Commerce Department finding that several of the systems at issue were classified as “EAR99.” The designation “EAR99” is a basket, catch-all classification for items that are not identified in any specific ECCN on the CCL. In addition, during the internal investigation of these export matters, outside counsel worked with Lumenis Ltd. engineering staff to confirm that all items and technology exported to Iran and Syria are classified as “EAR99” and are not identified in any ECCN on the CCL.

Lumenis, Inc. made only one export to Syria after the U.S. Commerce Department issued General Order No. 2 on May 14, 2004. This Order prohibited the export to Syria of all items subject to the EAR, including items designated as “EAR99.” The export at issue involved the shipment of a refurbished head for an eye surgery system (classified in “EAR 99”) to Dr. Sultan Trading and Commission, a distributor in Syria. The original eye surgery system had been exported to Syria prior to the imposition of the U.S. sanctions. Moreover, the order for the refurbished head had been placed by the distributor in Syria in April 2004 – prior to the imposition of the U.S. sanctions. This export to Syria did not involve any direct or indirect payments to the government of Syria.

3.	Similarly, please address potential sanctions or penalties in connection with your unlicensed exports, and expand your qualitative materiality analysis to address reputational harm associated with any such potential sanctions or penalties.

Exports from the United States to Iran are subject to two separate sets of regulations, one administered by the U.S. Commerce Department and the other administered by the U.S. Department of the Treasury. (Exports from the United States to Syria are subject only to Commerce Department regulations.) Lumenis Ltd. and Lumenis, Inc. are cooperating fully with the U.S. Government’s investigation. In October 2006, Lumenis submitted a full report of the matter to the Commerce Department. Upon reviewing the report, the Commerce Department provided verbal notification to Lumenis’ outside counsel that it was closing its investigation and was not recommending the imposition of any penalty. The matter is now with the Treasury Department for review. The Commerce Department’s determination not to take further action is positive, but it does not preclude the Treasury Department from making its own determination that a penalty should be imposed. We have amended the disclosure on page 84 to include the foregoing statements. In light of the Commerce Department’s determination not to impose any penalty, one could reasonably conclude that the Treasury Department might also decide not to impose any penalty or to impose a relatively modest penalty — most likely between $0 and $300,000 — although the applicable law would permit the imposition of a penalty exceeding one million dollars.

Lumenis considered potential reputational harm associated with any such penalties in its materiality analysis. As noted in our previous submission, the Company’s investor

United States Securities and Exchange Commission

August 20, 2007
relations department has never received statements of concern or inquiries from investors or potential investors regarding Lumenis’ sales to Iran. Moreover, given Lumenis’ company-wide policy of not trading with the U.S. embargoed countries coupled with the extensive efforts that the Company has taken to prevent any future transactions involving Iran or any other country subject to trade embargoes maintained by the United States, we believe that there are no issues involving Iran that would constitute a material investment risk to Lumenis security holders.
Exhibits
4.	We noted that you did not provide an updated consent from your independent registered public accounting firm. Please include a currently dated consent with your amended filing or tell us why you do not believe one is necessary.

We have included a currently dated consent from our independent registered public accounting firm.
Signatures, Page 102
5.	Please do not change the form of the Signature page required by Form 20-F, including the required text and the name of the registrant.

We have revised the Signature page to conform to Form 20-F.
Updated Disclosure
6.	In addition to modifying the disclosure in the Form 20-F in response to the foregoing comments, we have updated the disclosure (i) on pages 3 and 65-74 in respect of recent changes in management and a new directors and officers insurance policy, (ii) on pages 7, 20-33, 77-79, and 86-88 in respect of the exercise of additional warrants and the grant of management stock options, and (iii) on pages 83-84 in respect of certain litigation.
* * *
The Company believes that the foregoing is fully responsive to the Staff’s comments. We are providing you with marked copies of the amendment to facilitate your review.
Additionally, the Company acknowledges that:
•	The Company is responsible for the adequacy and accuracy of the disclosure in the filing;

•	Staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and

•	The Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.
Please direct any additional questions or comments to me at (602) 445-8330. My fax number is (602) 445-8725.

Very Truly Yours,

Greenberg Traurig, P.A.
By:	/s/ Michael W. Hein